                                   FORM 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                   May 4, 2000
                Date of Report (Date of earliest event reported)

                          PEOPLES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Mississippi                          0-30050                              64-0709834
(State or other jurisdiction of        (Commission File Number)          (IRS Employer Identification
          incorporation)                                                               No.)

                               152 Lameuse Street
                                Biloxi, MS 39530
          (Address, including zip code, of principal executive office)

                                 (228) 435-5511
              (Registrant's telephone number, including area code)













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ITEM 5. OTHER EVENTS

On March 3, 2000, Peoples Financial Corporation issued a press release regarding the approval of its application to be listed on the NASDAQ Small Cap Market.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

                 99. Press Release issued by Peoples Financial Corporation dated May 3, 2000, headed "Peoples Financial Corporation Approved for Listing on NASDAQ."




































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2000

                          PEOPLES FINANCIAL CORPORATION


                            By: /s/ Chevis C. Swetman
                                ---------------------
                                Chevis C. Swetman
                                Chairman of the Board